                                                                   EXHIBIT 10.48

THIS FIRST AMENDED AND RESTATED 12% SENIOR SUBORDINATED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

PAYMENT OF THIS NOTE IS SUBJECT TO THE PROVISIONS OF A CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BY AND AMONG LIONBRIDGE TECHNOLOGIES HOLDINGS B.V., LIONBRIDGE TECHNOLOGIES B.V., SILICON VALLEY BANK AND THE PAYEE (AS DEFINED BELOW) DATED AS OF THE DATE HEREOF.

                     LIONBRIDGE TECHNOLOGIES HOLDINGS, INC.

                           FIRST AMENDED AND RESTATED
               12% SENIOR SUBORDINATED NOTE DUE FEBRUARY 26, 2006

$6,000,000                                                     February 26, 1999

     FOR VALUE RECEIVED, Lionbridge Technologies Holdings, Inc., a Delaware corporation (the "Company"), hereby promises to pay to Capital Resource Lenders III, L.P., a Delaware limited partnership, or assigns (hereinafter referred to as the "Payee"), on February 26, 2006, the principal sum of SIX MILLION
DOLLARS ($6,000,000) or such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum and accrued interest remaining from time to time unpaid at the rate of twelve percent (12%) per annum, such interest to be payable quarterly in arrears on the last Business Day (as defined in the Purchase Agreement referred to below) of March, June, September and December until this Note is paid in full. Principal, and interest shall be payable in lawful money of the United States of America, in immediately available funds, by wire transfer of funds to the account or accounts designated in writing by the Payee or in such other manner as the Payee may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Nothing in this Note shall require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law. Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the maximum rate permitted by applicable law shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness evidenced hereby and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Company. To the extent not prohibited by applicable law, determination of the maximum rate permitted by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of the indebtedness evidence hereby, all interest at any time contracted for, charged or received from the Company in connection with the indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

     This Note is issued pursuant to and is entitled to the benefits of a certain First Amended and Restated Senior Subordinated Note Purchase Agreement, dated as of the date hereof, by and between the Company and Payee (as the same may be amended, modified, supplemented or restated from time to time, referred to herein as the "Purchase Agreement"), and each holder of this Note, by its acceptance hereof, agrees to be bound by the provisions of the Purchase Agreement. The Company and the Payee acknowledge and agree that in case of an Event of Default, as defined in the Purchase Agreement, the entire unpaid principal of this Note and all interest accrued and unpaid thereon may automatically become or may be declared due and payable in the manner and with the effect provided in the Purchase Agreement. If an Event of Default as defined in the Purchase Agreement has occurred and is continuing, from and after the date thirty (30) days after the date such Event of Default occurred any outstanding unpaid principal hereof and any accrued but unpaid interest from time to time due thereon shall bear interest, payable on demand, at the rate of fifteen percent (15%) per annum, or such lower rate as then may be the maximum rate permitted by applicable law, PROVIDED, HOWEVER, that upon the cessation or cure of such Event of Default, if no other Event of Default is then continuing, this Note shall again bear interest at the rate first set forth above.

     This Note is subject to redemption as set forth in the Purchase Agreement.

As provided in the Purchase Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to the transferee or transferees.

In case any payment herein provided for shall not be paid when due, the Company promises to pay all costs of collection, including all reasonable attorneys' fees.

This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

The Company and all endorsers and guarantors of this Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

This Note, which amends and restates the certain 12% Senior Subordinated Convertible Note Due January 8, 2000 from the Company in favor of the Payee in the original principal amount of $4,000,000 is given in substitution for, but not payment of, such 12% Senior Subordinated Convertible Note.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has executed this Note under seal as of the date first written above.

                                     Lionbridge Technologies Holdings, Inc.

                                     By:  ____________________________

[Corporate Seal]

Attest:

By:  ____________________________
                  Name
                  Title

THIS 12% SENIOR SUBORDINATED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

PAYMENT OF THIS NOTE IS SUBJECT TO THE PROVISIONS OF A CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BY AND AMONG LIONBRIDGE TECHNOLOGIES HOLDINGS B.V., LIONBRIDGE TECHNOLOGIES B.V., SILICON VALLEY BANK, THE PAYEE (AS DEFINED BELOW) AND MORGAN STANLEY VENTURE INVESTORS ANNEX, L.P. DATED AS OF THE DATE HEREOF.

                     LIONBRIDGE TECHNOLOGIES HOLDINGS, INC.

                 12% SENIOR SUBORDINATED NOTE DUE MARCH 9, 2006

$1,055,638                                                         March 9, 1999

FOR VALUED RECEIVED, Lionbridge Technologies Holdings, Inc., a Delaware Corporation (the "Company"), hereby promises to pay to Morgan Stanley Venture Capital Fund II Annex, L.P., a Delaware limited partnership, or assigns (hereinafter referred to as the "Payee"), on March 9, 2006, the principal sum of ONE MILLION FIFTY-FIVE THOUSAND SIX HUNDRED THIRTY-EIGHT DOLLARS ($1,055,638) or such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum and accrued interest remaining from time to time unpaid at the rate of twelve percent (12%) per annum, such interest to be payable quarterly in arrears on the last Business Day (as defined in the Purchase Agreement referred to below) of March, June, September and December until this Note is paid in full. Principal, and interest shall be payable in lawful money of the United States of America, in immediately available funds, by wire transfer of funds to the account or accounts designated in writing by the Payee or in such other manner as the Payee may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Nothing in this Note shall require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law. Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the maximum rate permitted by applicable law shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness evidenced hereby and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Company. To the extent not prohibited by applicable law, determination of the maximum rate permitted by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of the indebtedness evidenced hereby, all interest at any time

contracted for, charged or received from the Company in connection with the indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

     This Note is issued pursuant to and is entitled to the benefits of a certain Senior Subordinated Note Purchase Agreement, dated as of the date hereof, by and among the Company, the Payee and Morgan Stanley Venture Investors Annex, L.P. (as the same may be amended, modified, supplemented or restated from time to time, referred to herein as the "Purchase Agreement"), and each holder of this Note, by its acceptance hereof, agrees to be bound by the provisions of the Purchase Agreement. The Company and the Payee acknowledge and agree that in case of an Event of Default, as defined in the Purchase Agreement, the entire unpaid principal of this Note and all interest accrued and unpaid thereon may automatically become or may be declared due and payable in the manner and with the effect provided in the Purchase Agreement. If an Event of Default as defined in the Purchase Agreement has occurred and is continuing, from and after the date thirty (30) days after the date such Event of Default occurred any outstanding unpaid principal hereof and any accrued but unpaid interest from time to time due thereon shall bear interest, payable on demand, at the rate of fifteen percent (15%) per annum, or such lower rate as then may be the maximum rate permitted by applicable law, PROVIDED, HOWEVER, that upon the cessation or cure of such Event of Default, if no other Event of Default is then continuing, this Note shall again bear interest at the rate first set forth above.

     This Note is subject to redemption as set forth in the Purchase Agreement.

     As provided in the Purchase Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregated principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to the transferee or transferees.

     In case any payment herein provided for shall not be paid when due, the Company promises to pay all costs of collection, including all reasonable attorneys' fees.

     This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     The Company and all endorsers and guarantors of this Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has executed this Note under seal as of the date first written above.

                             Lionbridge Technologies Holdings, Inc.

                             By:  __________________________
                                  Name:
                                  Title:

[Corporate Seal]

Attest:

By:  _______________
     Name:
     Title